UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Golden Cycle Gold Corporation
(Name of Registrant as Specified In Its Charter)

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GOLDEN CYCLE GOLD CORPORATION

1515 South Tejon

Colorado Springs, Colorado  80906

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 6, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (“Annual Meeting”) of GOLDEN CYCLE GOLD CORPORATION (the “Corporation”), a Colorado corporation, will be held at the Sheraton Colorado Springs Hotel, 2886 South Circle Drive, Colorado Springs, Colorado on June 6, 2007, at 9:00 a.m. (local time) for the following purposes:

1.  To elect five (5) directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

2.  To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, P.C. independent auditors to audit the books and records of the Corporation at the close of the current year; and

3.  To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof,

all as more fully set forth in the accompanying Proxy Statement.

The Board of Directors has fixed the close of business on April 26, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.  The books for transfer of shares of the Corporation will not be closed.  Stockholders will need to register at the meeting to attend the meeting.  If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote.

A copy of the Company’s Annual Report for the fiscal year ended December 31, 2006 is enclosed herewith.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors,

Wilma L. Delacruz
Secretary

April 30, 2007

GOLDEN CYCLE GOLD CORPORATION

1515 South Tejon

Colorado Springs, Colorado 80906

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 6, 2007

This proxy statement and the accompanying form of proxy are being mailed on or about April 30, 2006 to the holders of record on April 26, 2007 of the Corporation’s Common Stock, without par value (the “Common Stock”), in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting to be held for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders, or any adjournment thereof.

Shares of Common Stock represented by properly executed proxies, if returned in time and not revoked, will be voted in accordance with instructions contained in the proxy.  If no instructions are given with respect to any matter specified in the Notice of Annual Meeting to be acted upon at the Annual Meeting, the proxy will be voted for the election of the nominees for election to the Board of Directors (Proposal No. 1), and for the ratification of the appointment of the independent auditors (Proposal No. 2).  The enclosed Proxy confers discretionary authority to vote with respect to any and all of the following matters that may properly come before the Annual Meeting: (i) matters which the Corporation did not receive notice by December 30, 2006; (ii) approval of the Minutes of a prior meeting of Stockholders, if such approval does not amount to ratification of the action taken at such meeting; (iii) the election of any person to any office for which a bona fide nominee named in this Proxy Statement is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the Annual Meeting.  In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

A shareholder who has given a proxy has the power to revoke it by giving written notice of such revocation to the Corporation’s Secretary at any time prior to the exercise of the proxy, or by requesting the return of the proxy at the Annual Meeting.  A shareholder’s presence at the Annual Meeting, without such written notice of revocation or request for return of the proxy, will not cause the proxy to be revoked.  Any later dated proxy will revoke a proxy submitted earlier.  SHAREHOLDERS WHO DO NOT INTEND TO BE PRESENT AT THE ANNUAL MEETING ARE URGED TO CONSIDER CAREFULLY THE INFORMATION IN THIS PROXY STATEMENT AND TO MARK, SIGN, DATE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE.  PROMPT RESPONSE IS HELPFUL.

The cost of solicitation of proxies will be paid by the Corporation.  In addition to solicitation of proxies by use of the mails, certain of the officers, directors and employees of the Corporation, without extra remuneration, may solicit proxies personally or by other communication facilities.  Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Corporation’s Common Stock to forward proxy materials and annual reports to beneficial owners of such stock, and the Corporation will reimburse such record holders for their reasonable expenses incurred in providing such services.

Pursuant to the Corporation’s By-Laws, the Board of Directors has fixed the close of business on April 26, 2007 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  As of the Record Date, there were outstanding 9,744,250 shares of Common Stock.  The presence in person or by proxy of the holders of a majority of the outstanding shares is necessary for a quorum.  Each share of Common Stock entitles the holder thereof to one vote.  No cumulative voting rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.  Election of directors is by plurality vote, with the five nominees receiving the highest vote totals to be elected as directors.  Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.  Abstentions are counted as present in determining whether the quorum requirement is satisfied, but they have no other effect on voting for election of directors.  Abstentions are the same as a vote against on other matters.  In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (“broker non-votes”), those shares will be counted for quorum purposes; however, broker non-votes will not be included in the vote totals for any proposal and therefore will have no effect on the vote for any proposal (including the election of directors).

The Annual Report of the Corporation for the year ended December 31, 2006 is enclosed herewith.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to each person who, to the knowledge of the Board of Directors, was the beneficial owner of more than five (5%) of the Corporation’s Common Stock outstanding as of April 26, 2007.

Name and Address	Number of Shares		Percent
of Beneficial Owner	Beneficially Owned(1)		of Class
MIDAS Fund, Inc. 11 Hanover Square New York, NY 10005	1,964,500	(2)	20.2%

David W. Tice & Associates, LLC Prudent Bear Funds, Inc. 8140 Walnut Hill Lane, Ste 300 Dallas, Texas 75231	1,298,265	(3)	13.5%

(1)                                  To the best knowledge of the Corporation, except as indicated below, each beneficial owner has sole voting and investment power in respect of such shares.

(2)                                  MIDAS Fund, Inc. is a registered, open-end, investment company and is an advisory client of Midas Management Corporation (“MMC”).  Mr. Thomas B. Winmill, a former director of the Corporation, is President of MIDAS Fund, Inc., and its investment manager.  MMC is a wholly owned subsidiary of Winmill & Co. Incorporated (“Winco”).  Mr. Bassett S. Winmill owns 100% of the outstanding voting stock of Winco and is the principal shareholder of Winco.  MMC, Winco and Mr. Bassett S. Winmill each disclaim any economic interest or beneficial ownership in the securities shown above owned by advisory clients of Winco subsidiaries.  The information provided here is based on a report on Schedule 13D, dated April 23, 2003.

(3)                                  David W. Tice & Associates, LLC is a registered investment advisor and Prudent Bear Funds, Inc. is a registered investment company.  Prudent Bear Funds, Inc. includes two operating portfolios, Prudent Bear Fund and Prudent Global Income Fund.  David W. Tice and Associates, LLC is the investment adviser to Prudent Bear Funds, Inc.  The information provided here is based on a report on Schedule 13G/A dated February 14, 2005.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the By-Laws of the Corporation, the Board of Directors has fixed the number of Directors at five.  The entire Board of Directors is to be elected at each annual meeting of shareholders, and each Director is elected to serve until the next succeeding annual meeting and until his successor is elected and qualifies.

The following individuals have been nominated for election at the Annual Meeting.  All of the nominees are currently Directors of the Corporation and as indicated below, are executive officers of the Corporation.  The following table sets for each nominee’s name, age, date of commencement of service on the Corporation’s Board, principal occupation and beneficial ownership of the Corporation’s Common Stock.

Name of Nominee Age (Year First Became Director)	Principal Occupation (1)	Stock Beneficially Owned as of April 26, 2007(2)		% of Class Outstanding (3)
Taki N. Anagnoston, M.D Age 75 (2004)	Private security analyst and investor, real estate investor and developer, medical doctor in private practice for more than forty years.	534,280	(4)	5.5%

Donald L. Gustafson Age 68 (2004)	Vice President, Exploration of the Corporation from Aug 1, 2004 to Nov 31, 2006; Consulting Economic Geologist from 1998 and consultant to the Corporation through June 2004; Director of Gold Summit Exploration since 2001; Director of Green River Geology Co PTY LTD since 2004; President and Chief Operating Officer, Quest International Minerals, 1996-1998; Homestake Mining Company from 1975-1990 and Vice President Exploration of Homestake International Minerals, 1985-1990.	60,000	(5)	0.6%

R. Herbert Hampton Age 60 (1999)	President, Chief Executive Officer and Treasurer of the Corporation since April 1999; Vice President, Finance From August 1, 1993 to April 1999; Secretary and Treasurer of the Corporation from May 1994 to April 1999; and an employee of the Corporation since October 1, 1992.	281,110	(6)	2.9%

James C. Ruder Age 77 (2003)	Chairman of Board of the Corporation since June 2003 and of Golden Cycle Exploration since June 2002; Private security analyst and investor, primarily in gold and gold mining Equities for more than twenty years.	76,000	(7)	0.8%

Robert T. Thul Age 62 (2003)	Independent Certified Public Accountant from 1985 to present. Treasurer of Golden Cycle Gold Corporation from 1973 to 1983.	75,125	(8)	0.8%

Officers & Directors as a group (five persons)		1,026,515	(9)	10.5%

* Less than 1%

(1)  The occupation listed constitutes the principal occupation or employment of the referenced individual for at least the past five (5) years, except as otherwise indicated.  Correspondence for nominees may be sent to the Corporation.  The address of the persons named in the chart above is c/o Golden Cycle Gold Corporation, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906.

(2)  Except as noted below, each beneficial owner has sole voting power and sole investment power.

(3)  Based on 9,744,250 shares of Common Stock issued and outstanding as of April 26, 2007.  Shares issuable within 60 days from the date of this Proxy Statement upon exercise of options issued to each Director are treated as outstanding for the purpose of computing the percentage ownership of such Director.

(4)  The indicated number of shares includes 339,145 shares held by a revocable retirement trust for the benefit of Dr. Anagnoston and of which Dr. Anagnoston is trustee, 69,250 shares held by a revocable trust for the benefit of Dr. Anagnoston’s wife, of which he and his wife are trustees, 7,000 shares beneficially owned by Dr. Anagnoston’s wife and 68,885 shares held by a partnership, of which Dr. Anagnoston and his wife are general partners and 50,000 shares issuable to Dr. Anagnoston upon exercise of options.

(5)  Includes 60,000 shares issuable to Mr. Donald L. Gustafson upon exercise of options.

(6)  Includes 250,000 shares issuable to Mr. R. Herbert Hampton upon exercise of options.

(7)  Includes 75,000 shares issuable to Mr. James C. Ruder upon exercise of options.

(8)  Includes 75,000 shares issuable to Mr. Robert T. Thul upon exercise of options and 75 shares owned by Mrs. Thul.

(9)  The number of shares of Common Stock owned by officers and directors of the Corporation includes an aggregate of 510,000 shares of Common Stock which the officers and directors have the right to acquire within 60 days from the date of this Proxy Statement upon the exercise of options, which shares are treated as outstanding for the purpose of computing the percentage of outstanding shares of Common Stock owned by officers and directors as a group.

Information Concerning Executive Officers

The Corporation’s executive officer is R. Herbert Hampton, President, Chief Executive Officer and Treasurer.

Legal Proceedings

None of the Corporation’s directors, officers, or affiliates, or any beneficial owner of record of more than 5% of the Corporation’s common stock, or any associate of such persons, is a party adverse to the Corporation or has a material adverse interest to the Corporation.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees. To our knowledge, there are no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Transactions with Related Persons

During the year ended December 31, 2006, the Corporation had no reportable transactions with related parties, including named security holders.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

Board and Committee Matters

Independence

The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined under the rules of the NYSE Arca: Mr. Robert T. Thul, Dr. Taki N. Anagnoston, and Mr. James C. Ruder.

Meetings of the Board and Committees

The Board of Directors met 11 times during 2006.  Each director attended 75% or more of the total meetings of the Board and each committee, of which he was a member.

Executive Sessions

In addition to the meetings of the Board of Directors discussed above, the Board of Directors conducts at least one Executive Session of the Board of Directors annually.  Only the directors who are not also employees of the Corporation, Messrs. Thul, Anagnoston and Ruder, are present at the Executive Sessions.  During 2006, one Executive Session was conducted.

Audit Committee

Pursuant to Paragraph 16 of the Corporation’s By-Laws, the Board of Directors has created a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A).  The Committee is comprised of Messrs. Robert T. Thul (Chairman), James C. Ruder, and Dr. Taki N. Anagnoston, and is empowered to supervise the auditing of the accounts of the Corporation.  Its primary duties and responsibilities are to:  monitor the integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance; monitor the independence and performance of the Corporation’s independent auditors; provide an avenue of communication among the independent auditors, management and the Board of Directors; and performing other duties and functions deemed appropriate by the Board.  The Corporation’s Board of Directors has determined that Mr. Robert T. Thul is a “financial expert” as defined by the NYSE Arca and the SEC.  The Audit Committee charter is available on the Corporation’s website, www.goldencycle.com.  The Audit Committee met four times during 2006.

Compensation Committee

The Board of Directors has created a Compensation Committee, comprised of Dr. Taki N. Anagnoston (Chairman), Mr. James C. Ruder, and Mr. Robert T. Thul which is empowered to establish, periodically review and adjust executive compensation.  Each of the directors is independent as defined by the NYSE Arca and the SEC.  The Compensation Committee was established as of December 2004, its charter is available on the Corporation’s website, www.goldencycle.com.  The Compensation Committee met once during 2006.

Compensation Determination Procedures for Executive Officers and Directors

The Compensation Committee is empowered to review and determine all executive and director compensation.  In reviewing executive and director compensation, the Committee considers a variety of concerns, including ensuring that compensation gives proper incentive to the performance of executives and directors, that executives and directors are meeting the performance expectations that justify their current or prospective compensation, and if current and prospective levels and types of executive and director compensation are in the best interests of the Corporation and its shareholders.  The Committee is permitted to delegate responsibility for compensation review to single directors on the Committee, with recommendations of the reviewing director being subject to review and approval of the entire Committee.  The Committee does consider the recommendations of R. Herbert Hampton, the Corporation’s sole executive officer, in regard to director compensation and other executive compensation matters.  Mr. Hampton is not present during Committee discussions and voting to determine Mr. Hampton’s compensation.  The Committee has not used and does not plan on using third-party consultants in determining executive and director compensation.

Nominating and Corporate Governance Committee

The Board of Directors has created a Nominating and Corporate Governance Committee, comprised of Messrs. James C. Ruder (Chairman), Robert T. Thul, and Dr. Taki N. Anagnoston which is empowered to select and recommend candidates for the Board of Directors and to develop and recommend corporate governance guidelines and policies for the Corporation.  Each of the directors is independent as defined by the NYSE Arca and the SEC. The Nomination and Corporate Governance Committee was established as of December 2004, and its charter is available on the Corporation’s website, www.goldencycle.com.  The Nominating and Corporate Governance Committee met once during 2006.

Nomination Procedure for the Board of Directors

The Committee will accept for consideration stockholders’ nominations for Directors if made in writing.  The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Board to make proper assessments as to his or her qualifications.  Nominations must be addressed to the Secretary of the Corporation or the Nominating and Corporate Governance Committee at the Corporation’s headquarters and must be received no later than December 30, 2007 to be considered for the next annual election of Directors.  The Committee will also make its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee.

Shareholder Communication with the Board of Directors

Historically, the Corporation has not adopted a formal process for stockholder communications with the Board.  Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board, or individual directors as applicable, and that appropriate responses are provided to the stockholder in a timely manner.  Stockholders wishing to communicate at any time with the Board of Directors, or a specific member of the Board, may do so by writing the Board or a specific member of the Board by delivering correspondence in person or by mail to:  The Board of Directors, c/o Wilma L. Delacruz, Corporate Secretary, 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906.  Communication(s) directed to the Board or a specific Board member will be relayed to the intended Board member(s).

Code of Ethics

The Corporation has adopted a Code of Ethics that applies to its management (including its Chief Executive Officer and any other accounting officer, controller or persons performing similar functions) and its directors.  The Code of Ethics is also available on the Corporation’s website, www.goldencycle.com.  In the event that we amend our Code of Ethics or grant a waiver from its restrictions to a person covered by the Code of Ethics, we intend to provide this information on our website.

Attendance of Board Members at Annual Shareholders Meeting

All Board Members attended the 2006 Annual Shareholders Meeting.  The Corporation has an informal policy that all Directors attend every Annual Meeting.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR election of the nominees identified above as directors of the Corporation.

Executive Compensation

Summary Compensation Table

The following table sets forth information on the compensation earned by Mr. R. Herbert Hampton, the current Chief Executive Officer.  The Chief Executive Officer is the highest paid officer of the Corporation:

Change in
Pension
Value and
Non-
						Non-Equity	Qualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name	Year	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
R. Herbert Hampton Principal Executive Officer	2006	$95,375	$—	$—	$158,250	$—	$	$—	$253,625

Compensation Discussion and Analysis

Contract with R. Herbert Hampton

Compensation for R. Herbert Hampton is currently pursuant to a three-year contract with Mr. Hampton, which terminates on August 1, 2008.  Mr. Hampton’s current compensation consists of base salary payments of approximately $95,375 per year and 25,000 shares of common stock on exercise of stock option awards per year.  Salary compensation is paid for executive services rendered by Mr. Hampton for the Corporation.  Mr. Hampton serves as the Company’s Chief Executive, Treasurer, and Secretary.  Stock option based compensation was granted as additional incentive for performance of executive services.  The Compensation Committee will review Mr. Hampton’s compensation next year in anticipation of the expiration of the current contract.

Grants of Plan-Based Awards

The following table sets forth information related to options granted to Mr. Hampton during fiscal 2005.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock	All Other Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards: Number of Shares of Stock or Units (#)	Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
R. Herbert Hampton Principal Executive Officer	6/5/07	$	$	$					$25,000	$8.50	$158,250

(1)  Option granted under the 2002 Stock Option Plan.  The exercise price of the option was equal to the fair market value of a share of Common Stock on the date of grant and may be paid in cash or with shares of the Common Stock owned by the optionee.  The option is exercisable for a period of ten years from the date of grant unless the optionee resigns, retires or dies, in which case the right to exercise the option is limited.

(2)  The values set forth in this column represent the gain which would be realized by the optionee assuming (i) the option is exercised on its expiration date, and (ii) the value of a share of Common Stock has increased annually by a rate of 5% and 10%, respectively, during the term of the option.  These growth rates are prescribed by the rules of the Securities and Exchange Commission and are not intended to forecast possible future appreciation for the Corporation’s Common Stock.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
R. Herbert Hampton Principal Executive Officer	25,000	—	—	$8.50	6/5/2016		$		$

Option Exercises and Stock Vested

The following table sets forth certain information with respect to the value of stock options held by Mr. R. Herbert Hampton at fiscal year end.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
R. Herbert Hampton Principal Executive Officer	—	$—	—	$—

(1)          Mr. Hampton holds options entitling him to purchase 250,000 shares of the Corporation’s Common Stock.

Pension Benefits

The Corporation does not have a pension benefit plan.

Deferred Compensation

The Corporation does not have deferred compensation.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
James C. Ruder	$10,400	$—	$158,250	$—	$—	—	$168,650
Taki N. Anagnoston	7,400	—	158,250	—	—	—	165,250
Robert T. Thul	10,750	—	158,250	—	—	—	169,000
Donald L. Gustafson		—	158,250	—	—	49,500	207,750

The compensation payable to directors is established periodically by the Board.  During 2006, each non-management director was paid a fee in the amount of $3,000 per meeting attended.  For 2007, each non- management member of the Board will be paid a fee of $3,000 for each meeting attended (telephonic meetings excluded) with the Chairman of the Board entitled to an additional fee of $3,000 per year.  Directors are also entitled to reimbursement of expenses incurred in connection with such attendance.  Members of the Audit Committee are entitled to a fee of $350 for each formal committee meeting with the Chairman of the Audit Committee entitled to an additional fee of $3,000 per year.

Under the terms of the 2002 Stock Option Plan, on June 5th of each year, each director of the Corporation will automatically receive an option to purchase 25,000 shares of the Corporation’s Common Stock at an exercise price equal to the fair market value of such stock on such date, until such director or executive officer has received options to purchase an aggregate of 125,000 shares of Common Stock under such plan.  To date, options to purchase 525,000 shares of the Corporation’s Common Stock have been granted under the plan, of which 500,000 are currently outstanding.  During 2007, with the exception of Mr. R. Herbert Hampton, all directors will receive options under the plan.

Employment Contracts

The Corporation has a three-year employment contract with its President, Mr. R. Herbert Hampton, which pays an annual salary of $85,000, adjusted annually by the consumer price index, ($97,608 annual rate as of April 2007) and expires on August 1, 2008.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2006 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Corporation required to be disclosed by regulations of the SEC.  Additionally, there were no compensation committee “interlocks” during 2006, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Corporation’s Compensation Committee.

GOLDEN CYCLE GOLD CORPORATION

COMPENSATION COMMITTEE REPORT

The Golden Cycle Gold Corporation Compensation Committee oversees the Corporation’s compensation reporting process on behalf of the Board of Directors.  The Committee has three members, each of whom is “independent” as defined by applicable SEC, NYSE Arca and auditing standards.  The Committee operates under a written charter, revised and adopted by the Board in December of 2004.

The Committee assists the Board of Directors by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, (3) and providing accurate public disclosure of the Corporation’s compensation.

In the course of providing its oversight responsibilities regarding the Corporation’s compensation of directors and executive officers in 2006, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement.

Based on the Committee’s review of the Compensation Discussion and Analysis and discussions with the Board of Directors and the Corporation’s management, the Committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the following members of the Compensation Committee of the Board of Directors:

Robert T. Thul	Dr. Taki N. Anagnoston	James C. Ruder

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Corporation’s directors, executive officers and 10% shareholders are required to file with the Securities and Exchange Commission and the NYSE Arca reports of ownership and changes in ownership of the Corporation’s Common Stock.  Copies of such forms are required to be furnished to the Corporation.  Based solely on its review of the copies of such reports, or written representations that no reports were required, the Corporation believes that during 2006, its directors, executive officers and 10% shareholders complied with the Section 16(a) requirements.

Equity Compensation Plan Information

The following table shows information for all equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (excluding securities referenced in column a)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity Compensation Plans Approved by Security Holders	510,000	$3.69	100,000
Equity Compensations Plans Not Approved by Security Holders	—	—	—
Total	510,000	$3.69	100,000

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On March 23, 2007, the Board of Directors re-appointed Ehrhardt Keefe Steiner & Hottman P.C. (“EKS&H”) as its independent auditor for the year ended December 31, 2007, subject to shareholders’ approval.  Shareholder ratification of the selection of EKS&H as the Corporation’s independent auditor is not required by the Corporation’s Bylaws or otherwise.  However, the Board is submitting the selection of EKS&H to the shareholders for ratification as a matter of good corporate practice.  If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Corporation and its stockholders.

The ratification of the appointment of EKS&H as the Corporation’s independent auditors for the year ended December 31, 2007 requires the affirmative vote of a majority of the outstanding voting shares of the Corporation present or represented and voting at the Annual Meeting.  It is intended that, in the absence of a contrary direction, votes will be cast pursuant to the accompanying proxies for the appointment of EKS&H as independent auditors to audit the books and records of the Corporation at the close of the current calendar year.  Neither EKS&H nor any of its partners has any financial interest in or any connection (other than as independent certified public accountants) with the Corporation.  A representative of EKS&H is expected to be at the Annual Meeting, and will have the opportunity to make a statement and will respond to appropriate questions from shareholders present at the meeting.

GOLDEN CYCLE GOLD CORPORATION

AUDIT COMMITTEE REPORT

The Golden Cycle Gold Corporation Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors.  The Committee has three members, each of whom is “independent” as defined by applicable SEC, NYSE Arca and auditing standards.  The Committee operates under a written charter, revised and adopted by the Board January 15, 2004.

The Committee assists the Board of Directors by overseeing the (1) integrity of the Corporation’s financial reporting and internal control, (2) independence and performance of the Corporation’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board of Directors.

In the course of providing its oversight responsibilities regarding the 2006 financial statements, the Committee reviewed the 2006 audited financial statements, which appear in the 2006 Annual Report to Shareholders, with management and the Corporation’s independent auditors.  The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61 (Codification of Statements on Auditing Standards, AU 380), as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present.  During the year 2006 the Committee met with the independent auditors four times.  The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the Independent Accountant’s independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2006.  The Committee and the Board have also recommended the selection of EKS&H as independent auditors for the Corporation for the year 2007.

Submitted by the following members of the Audit Committee of the Board of Directors:

Robert T. Thul (Chairman)	Dr. Taki N. Anagnoston	James C. Ruder

Audit Fees

The fees paid by the Corporation to EKS&H for services provided:

	2006	2005
1) Audit fees, including audits of our annual financial statements, review of our quarterly financial statements and statutory audits of our foreign subsidiaries.	$21,100	$28,065
2) Audit-related fees*	6,900	8,502
3) Tax fees (including tax compliance and advice)	4,400	5,000
4) All other fees.	6,629	0

* Includes $3,850 related to assistance with a potential merger, $1,500 related to research of potential phantom income, $800 related to the Illipah sale and $479 of out-of-pocket expenses.

The Audit Committee has determined that the provision of tax preparation services by EKS&H is compatible with maintaining the independence of EKS&H, however, has decided to engage the services of Stockman Kast Ryan & Co, LLP for the preparation of the Company’s 2006 State and Federal income tax returns.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors.  These services may include audit services, audit IT-related services, tax services and other services.  Pre-approval is generally granted for up to one year and any pre-approval is detailed as to the particular service and generally subject to a specific budget.  The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.  During 2006, the Audit Committee pre-approved the EKS&H audit services for quarterly review of four quarterly periods and corporate tax services.

Performance Graph.  Set forth below is a line graph comparing the percentage change in the price of the Corporation’s Common Stock to (i) the Standard & Poor’s 500 Stock Index and (ii) the Standard & Poor’s Gold Index, each for the period of five fiscal years, commencing December 31, 2001 and ended December 31, 2006.

The stock price performance for the Corporation’s Common Stock is not necessarily indicative of future performance.

SHAREHOLDER PROPOSALS FOR 2008 ANNUAL MEETING OF SHAREHOLDERS

A Shareholder proposal to be presented at the 2008 Annual Meeting of Shareholders must be received at the Corporation’s office at 1515 South Tejon, Suite 201, Colorado Springs, Colorado 80906 no later than December 30, 2007 in order to be included in the proxy materials for that meeting.  Further, stockholder proposals not submitted for inclusion in the proxy statement and received after May 5, 2008 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

By Order of the Board of Directors

Colorado Springs, Colorado	Wilma L. Delacruz
April 30, 2007	Secretary

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GOLDEN CYCLE GOLD CORPORATION

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2007

The undersigned shareholder of GOLDEN CYCLE GOLD CORPORATION (the “Corporation”) hereby appoints R. Herbert Hampton and Wilma L. Delacruz, or either of them, acting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote all of the shares of Common Stock of the Corporation, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Sheraton Hotel, Colorado Springs, Colorado on June 6, 2007 at 9:00 a.m. (local time) or any adjournment or postponement thereof.

(To Be Signed on Reverse Side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

GOLDEN CYCLE GOLD CORPORATION

June 6, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

20530000000000000000 7		060607

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
Proposal 1. Election of Directors:		☐	☐	☐
2. To ratify the appointment of Ehrhardt, Keefe, Steiner &
	NOMINEES:	Hottman, P.C. as independent auditors to audit the books and
☐ FOR ALL NOMINEES	Taki N. Anagnoston	records of the corporation at the close of the current year.
Donald L. Gustafson
☐ WITHHOLD AUTHORITY	R. Herbert Hampton	In their discretion, the proxies are authorized to vote
FOR ALL NOMINEES	James C. Ruder	upon such other business as may properly come before
	Robert T. Thul	the meeting. This proxy when properly executed will be
☐ FOR ALL EXCEPT		voted in the manner directed herein by the undersigned
(See instructions below)		shareholder. If no direction is made, the proxy will be
voted “FOR” all nominees in Proposal No.1, and “FOR”
Proposal No. 2.

PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

GOLDEN CYCLE GOLD CORPORATION

June 6, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.		COMPANY NUMBER
-or-
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.		ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone.

20530000000000000000 7		060607

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
Proposal 1. Election of Directors:		☐	☐	☐
2. To ratify the appointment of Ehrhardt, Keefe, Steiner &
	NOMINEES:	Hottman, P.C. as independent auditors to audit the books and
☐ FOR ALL NOMINEES	Taki N. Anagnoston	records of the corporation at the close of the current year.
Donald L. Gustafson
☐ WITHHOLD AUTHORITY	R. Herbert Hampton	In their discretion, the proxies are authorized to vote
FOR ALL NOMINEES	James C. Ruder	upon such other business as may properly come before
	Robert T. Thul	the meeting. This proxy when properly executed will be
☐ FOR ALL EXCEPT		voted in the manner directed herein by the undersigned
(See instructions below)		shareholder. If no direction is made, the proxy will be
voted “FOR” all nominees in Proposal No.1, and “FOR”
Proposal No. 2.

PLEASE MARK, SIGN, DATE AND RETURN THE
PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.   ☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.